MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the November 20, 1996 Distribution Date

                   For the period beginning on October 1, 1996
                and ending on October 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is November 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               October 1, 1996 was.................................  .60406362
                                                                    ----------

          (b)  The Pool Factor with respect to
               October 31, 1996 was ...............................  .57184784
                                                                    ----------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal Balance as
               of October 1, 1996 (after giving effect to
               the disbursements in reduction of principal,
               if any, on the immediately preceding
               Distribution Date) was......................... $ 22,472,978.90
                                                               ---------------

          (b)  The Seller Certificate Principal Balance
               as of October 1, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was............... $  2,496,997.66
                                                               ---------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is.......................           2.92%
                                                               ---------------

          (b)  The Three Month Delinquency Ratio is...........           2.48%
                                                               ---------------

          (c)  The Gross Loss Ratio is........................          23.34%
                                                               ---------------

          (d)  The Three Month Gross Loss Ratio is............          20.35%
                                                               ---------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner is(*)..          19.28%
                                                               ---------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is.............          10.00%
                                                               ---------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 2.6% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is .. $     83,097.58
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of prior Due
               Periods is .................................... $       -0-
                                                               ---------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect
               of such Due Period [a+b] is.................... $     83,097.58
                                                               ---------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on
               the related Distribution Date is............... $       -0-
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ................................ $       -0-
                                                               ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such Due
               Period [a+b] is ..............................  $       -0-
                                                               ---------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ........... $     28,594.42
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect of prior Due
               Periods is..................................... $       -0-
                                                               ---------------

          (c)  The total Monthly Administrator Fee paid
               or payable to the Master Administrator
               in respect of such Due Period [a+b] is ........ $     28,594.42
                                                               ---------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The
               Insurance Deductible

               (i)   The Insurance Reserve Amount as
                     of the first day of the Due Period....... $    576,988.09
                                                               ---------------

               (ii)  The aggregate amount to be
                     withdrawn from the Insurance
                     Reserve Amount, deposited into the
                     Collection Account and applied
                     against the aggregate amount of the
                     Insurance Deductible..................... $     81,923.45
                                                               ---------------

               (iii) The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date.............. $     - 0 -
                                                               ---------------

               (iv)  The Insurance Reserve Amount as of
                     the end of the Due Period is............. $    495,064.64
                                                               ---------------

          (b)  The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or
                     deposits to be made with respect to
                     the current Distribution Date are
                     made) is................................. $  2,247,297.89
                                                               ---------------

               (ii)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (prior to any
                     withdrawals or deposits to be made
                     with respect to the current
                     Distribution Date are made) is........... $  2,370,854.73
                                                               ---------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is............. $   (123,556.84)
                                                               ---------------

               (iv)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (after any withdrawals
                     or deposits to be made with respect
                     to the current Distribution Date
                     are made) is............................. $  2,247,297.89
                                                               ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving
               effect to the deposits and withdrawals
               in (a) and (b) above) is....................... $  2,742,362.53
                                                               ---------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was.......... $  1,514,736.64
                                                               ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding Due
               Period that were retained in the
               Collection Account was......................... $    116,070.25
                                                               ---------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the
               Collection Account for the Due Period on
               the related Deposit Date was .................. $     20,699.37
                                                               ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ......... $  1,651,506.26
                                                               ---------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was .................... $       -0-
                                                               ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase of
               additional Auto Loans with respect
               to the related Due Period [d-e] is ............ $  1,651,506.26
                                                               ---------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is................... $     83,097.58
                                                               ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is........................... $       -0-
                                                               ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master
               Administrator on such Distribution Date is..... $     28,594.42
                                                               ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so allocable is.. $    131,092.38
                                                               ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the Investor
               Certificates is ............................... $  1,198,523.83
                                                               ---------------

          (f)  The total amount of the distribution to
               be made on such Distribution Date
               to the Investor Certificateholders [d+e] is ... $  1,329,616.21
                                                               ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ........ $     14,565.82
                                                               ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of
               principal with respect to the Seller
               Certificate is ................................ $    133,169.32
                                                               ---------------

          (i)  The amount to be deposited (withdrawn)
               to the Cash Reserve Account is................. $   (123,556.84)
                                                               ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is ................. $    107,251.09
                                                               ---------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h)) is ........ $     78,768.66
                                                               ---------------

          (l)  The total amount of the distribution to
               be made to the Seller Certificateholders
               [g+h+k] is .................................... $    226,503.80
                                                               ---------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of October 31, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date) was... $ 21,274,455.07
                                                               ---------------

          (b)  The Seller Certificate Principal Balance
               as of October 31,1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the related
               Distribution Date) was......................... $  2,363,828.34
                                                               ---------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of November 1996.

                                      NYLIFE SFD Holding INC.

                                        as Master Administrator

                                      By:/s/ Scott Drath
                                         -----------------------------
                                         Name:  Scott Drath
                                         Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of October 31, 1996 [the close of business on the last day of the Due Period]

             Number of Days             Number of           Aggregate Principal
               Delinquent               Auto Loans         Balance of Auto Loans
               ----------               ----------         ---------------------

             current (0-29)                    1,973              $ 19,633,775
                30 - 59                          221                 2,349,519
                60 - 89                           87                   952,330
                90 - 120                          52                   591,360
                over 120                         406                 3,296,989
                                      --------------             -------------
             Totals:                           2,739              $ 26,823,973
                                      ==============

             Aggregate Principal Balance of Defaulted
              Auto Loans at October 31, 1996                        (3,185,690)
                                                                --------------
             Aggregate Principal Balance allocable
               to Certificateholders                              $ 23,638,283
                                                                ==============

     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was...... $  1,231,536.41
                                                               ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was  .... $    210,095.94
                                                               ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]........... $  1,441,632.35
                                                               ---------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------

                         44                         $525,255.88

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable stated on the basis of
               $1,000 Initial Principal Amount is ............ $      3.523704
                                                               ---------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificate on the basis of $1,000
               Initial Principal Amount is ................... $     32.215784
                                                               ---------------

          (c)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders on the basis
               of $1,000 Initial Principal Amount is ......... $     35.739488
                                                               ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED November 15, 1996

     Calculation of Required Cash Reserve Amount as of the November 20, 1996 Distribution Date.

         (i)   The Investor Certificate Principal Balance equals $22,472,978.90.

         (ii)  Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $2,247,297.89

     For purposes of this Annex C, the following term shall have the following meaning:

"Required Reserve Percentage" means:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the December 20, 1996 Distribution Date

                  For the period beginning on November 1, 1996
               and ending on November 30, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is December 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               October 1, 1996 was.................................  .57184784
                                                                    ----------

          (b)  The Pool Factor with respect to
               October 31, 1996 was ...............................  .54560740
                                                                    ----------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of November 1, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date) was... $ 21,274,455.07
                                                               ---------------

          (b)  The Seller Certificate Principal Balance
               as of November 1, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was............... $  2,363,828.34
                                                               ---------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is.......................           2.32%
                                                               ---------------

          (b)  The Three Month Delinquency Ratio is...........           2.50%
                                                               ---------------

          (c)  The Gross Loss Ratio is........................          20.14%
                                                               ---------------

          (d)  The Three Month Gross Loss Ratio is............          22.03%
                                                               ---------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*)..........................................          22.40%
                                                               ---------------

          (f) A Reserve Requirement Event has occurred and is continuing.

          (g)  The Required Reserve Percentage is.............          10.00%
                                                               ---------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 2.4% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing to the
               Servicer on the related Distribution Date is .. $     82,593.61
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Servicing Fees in respect of
               prior Due Periods is........................... $       -0-
                                                               ---------------

          (c)  The total Monthly Servicing Fee paid or
               payable to the Servicer in respect
               of such Due Period [a+b] is.................... $      82,593.61
                                                               ---------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount owing on
               the related Distribution Date is............... $       -0-
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ................................ $       -0-
                                                               ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such Due
               Period [a+b] is ..............................  $       -0-
                                                               ---------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ........... $     26,316.05
                                                               ---------------

          (b)  The amount of accrued and unpaid Monthly
               Administrator Fees in respect
               of prior Due Periods is.......................  $       -0-
                                                               ---------------

          (c)  The total Monthly Administrator Fee paid
               or payable to the Master Administrator
               in respect of such Due Period [a+b] is ........ $     26,316.05
                                                               ---------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance Deductible

               (i)   The Insurance Reserve Amount as
                     of the first day of the Due Period....... $    495,064.64
                                                               ---------------

               (ii)  The aggregate amount to be withdrawn
                     from the Insurance Reserve Amount,
                     deposited into the Collection
                     Account and applied against the
                     aggregate amount of the Insurance
                     Deductible............................... $     33,512.47
                                                               ---------------

               (iii) The aggregate amount of Monthly
                     Subrogation Amount to be deposited
                     into the Insurance Reserve Amount
                     on the related Deposit Date.............. $      - 0 -
                                                               ---------------

               (iv)  The Insurance Reserve Amount as of
                     the end of the Due Period is............. $    461,552.17
                                                               ---------------

          (b)  The Available Cash Reserve Amount

               (i)   The Required Cash Reserve Amount
                     (assuming all withdrawals or deposits to
                     be made with respect to the current
                     Distribution Date are made) is........... $  2,127,445.51
                                                               ---------------

               (ii)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (prior to any
                     withdrawals or deposits to be made
                     with respect to the current
                     Distribution Date are made) is........... $  2,247,297.89
                                                               ---------------

               (iii) The amount to be deposited to
                     (withdrawn from) the Available Cash
                     Reserve Amount with respect to the
                     current Distribution Date is............. $   (119,852.38)
                                                               ---------------

               (iv)  The Available Cash Reserve Amount
                     available for deposit to the
                     Collection Account on the related
                     Deposit Date (after any withdrawals
                     or deposits to be made with respect
                     to the current Distribution Date are
                     made) is................................. $  2,127,445.51
                                                               ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving
               effect to the deposits and withdrawals
               in (a) and (b) above) is....................... $  2,588,997.68
                                                               ---------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was.......... $  1,225,528.24
                                                               ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding Due
               Period that were retained in the
               Collection Account was......................... $    107,251.09
                                                               ---------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the
               Collection Account for the Due Period on
               the related Deposit Date was .................. $     18,434.57
                                                               ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ......... $  1,351,213.90
                                                               ---------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was .................... $       -0-
                                                               ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase of
               additional Auto Loans with respect
               to the related Due Period [d-e] is ............ $  1,351,213.90
                                                               ---------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the
               Servicer on such Distribution Date is.......... $     82,593.61
                                                               ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is........................... $       -0-
                                                               ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master
               Administrator on such Distribution Date is..... $     26,316.05
                                                               ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable is................................... $    124,100.99
                                                               ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificates is ...................... $    976,223.03
                                                               ---------------

          (f)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders [d+e] is .......... $  1,100,324.02
                                                               ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is ........ $     13,789.00
                                                               ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of
               principal with respect to the Seller
               Certificate is ................................ $    108,469.22
                                                               ---------------

          (i)  The amount to be deposited
               (withdrawn) to the Cash Reserve Account is .... $   (119,852.38)
                                                               ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is ................. $    116,530.21
                                                               ---------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h)) is ........ $     23,044.17
                                                               ---------------

          (l)  The total amount of the distribution to
               be made to the Seller Certificateholders
               [g+h+k] is .................................... $    145,302.39
                                                               ---------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of November 30, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution Date) was... $ 20,298,232.04
                                                               ---------------

          (b)  The Seller Certificate Principal Balance
               as of November 30,1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the related
               Distribution Date) was......................... $  2,255,359.12
                                                               ---------------


     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of December 1996.

                                       NYLIFE SFD Holding INC.
                                         as Master Administrator

                                       By:/s/ Scott Drath
                                          --------------------------
                                          Name:  Scott Drath
                                          Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of November 30, 1996 [the close of business on the last day of the Due Period]

              Number of Days           Number of            Aggregate Principal
                Delinquent             Auto Loans          Balance of Auto Loans
                ----------             ----------          ---------------------

              current (0-29)                  1,886                $ 18,550,403
                 30 - 59                        248                   2,591,181
                 60 - 89                         65                     668,443
                 90 - 120                        54                     581,963
                over 120                        443                   3,587,711
                                      -------------                ------------
              Totals:                         2,696                $ 25,979,701
                                      =============

              Aggregate Principal Balance of Defaulted
                Auto Loans at November 30, 1996                      (3,426,110)
                                                                   ------------
              Aggregate Principal Balance allocable
                to Certificateholders                              $ 22,553,591
                                                                   ============



     2. Total Amounts Collected during the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was...... $  1,027,805.10
                                                               ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was  .... $    154,931.55
                                                               ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]........... $  1,182,736.65
                                                               ---------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                      Number of                  Aggregate Principal
                      Auto Loans                Balance of Auto Loans
                      ----------                ---------------------

                         37                          $435,947.23

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the
               Investor Certificates at the Certificate
               Rate, including any Shortfall so
               allocable stated on the basis of
               $1,000 Initial Principal Amount is ............ $      3.335779
                                                               ---------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in reduction
               of principal with respect to the
               Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ... $     26.240438
                                                               ---------------

          (c)  The total amount of the distribution to
               be made on such Distribution Date to the
               Investor Certificateholders on the basis
               of $1,000 Initial Principal Amount is ......... $     29.576217
                                                               ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED December 17, 1996

     Calculation of Required Cash Reserve Amount as of the December 20, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $21,274,455.07.

     (ii) Required Reserve Percentage equals 10%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,127,445.51

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

            ---------------------------------------------------------

                              NAFCO AUTO TRUST - 2

                   For the January 21, 1997 Distribution Date

                  For the period beginning on December 1, 1996
               and ending on December 31, 1996 (the "Due Period")

           -----------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.   The undersigned is an Officer of the Master Administrator.

     4.   The date of this Report is January 15, 1997.

     5.   Pool Factor.

     (a)  The Pool Factor with respect to
          December 1, 1996 was ................................        .54560740
                                                                       ---------

     (b)  The Pool Factor with respect to
          December 31, 1996 was ...............................        .51683006
                                                                       ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a) The Investor Certificate Principal Balance as of December 1, 1996 (after giving effect to the disbursements in reduction of principal, if any, on the immediately preceding Distribution
               Date) was.......................................  $ 20,298,232.04
                                                                 ---------------

          (b) The Seller Certificate Principal Balance as of December 1, 1996 (after giving effect to the disbursements in reduction of principal, if any, on the immediately preceding Distribution
               Date) was.......................................  $  2,255,359.12
                                                                 ---------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is........................            3.50%
                                                                 ---------------

          (b)  The Three Month Delinquency Ratio is............            2.91%
                                                                 ---------------

          (c)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*)...........................................          *24.56%
                                                                 ---------------

                                                         Cumulative      Monthly
                                                         ----------      -------

          (d)  The Gross Loss Ratio is.................  14.44%          *15.24%
                                                         ------           ------

          (e)  The Three Month Gross Loss Ratio is.....  19.48%          *18.23%
                                                         ------           ------

          (f)  The Required Reserve Percentage is......  10.00%
                                                         ------

          (g)  *Indicates which Required Reserve Event has occured.

          See ANNEX C.1 for Ratio Calculations

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $50,793.32 of claims which are currently in dispute. Such disputed claims represent 2.4% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ...........................  $     72,617.04
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is ...........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is.....................  $     72,617.04
                                                                 ---------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is.........................................  $     -0-
                                                                 ---------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is .................................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     -0-
                                                                 ---------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ............  $     25,808.70
                                                                 ---------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is.........................  $     -0-
                                                                 ---------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .........  $     25,808.70
                                                                 ---------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period.........  $    461,552.16
                                                                 ---------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible.........  $    110,100.40
                                                                 ---------------

              (iii) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date................  $     -0-
                                                                 ---------------

               (iv) The Insurance Reserve Amount as of
                    the end of the Due Period
                    is.........................................  $    351,451.76
                                                                 ---------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is.............  $  2,029,823.20
                                                                 ---------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is.............  $  2,127,445.51
                                                                 ---------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is...............  $   (97,622.31)
                                                                 ---------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is.............  $  2,029,823.20
                                                                 ---------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is...................................  $  2,381,274.96
                                                                 ---------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was...........  $  1,374,102.96
                                                                 ---------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was..........................  $    116,530.21
                                                                 ---------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period and
               interest earned on the Cash Reserve Account and
               transferred to the Collection Account for the
               Due Period on the related Deposit Date was .....  $     18,233.87
                                                                 ---------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ..........  $  1,508,867.04
                                                                 ---------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was .....................  $     -0-
                                                                 ---------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is .............  $  1,508,867.04
                                                                 ---------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is....................  $     72,617.04
                                                                 ---------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is............................  $     -0-
                                                                 ---------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is....................  $     25,808.69
                                                                 ---------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is.........  $    118,406.35
                                                                 ---------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is ................  $  1,070,603.40
                                                                 ---------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is ....  $  1,189,009.75
                                                                 ---------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is .........  $     13,156.26
                                                                 ---------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is ......  $    118,955.94
                                                                 ---------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is.....................  $   (97,622.31)
                                                                 ---------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is ..................  $    109,525.30
                                                                 ---------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is .........  $     77,416.36
                                                                 ---------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is ...........  $    209,528.56
                                                                 ---------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance
               as of December 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was................  $ 19,227,628.64
                                                                 ---------------

          (b)  The Seller Certificate Principal
               Balance as of December 31,1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was..................  $  2,136,403.18
                                                                 ---------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of January 1997.


                                        NYLIFE SFD Holding INC.
                                          as Master Administrator



                                        By: /s/Scott Drath
                                            -----------------------------
                                            Name:     Scott Drath
                                            Title:    Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1997


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1997


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   Aggregate Principal Balance of the Auto Loans.

          As of December 31, 1996 [the close of business on the last day of the Due Period]

           Number of Days        Number of             Aggregate Principal
            Delinquent           Auto Loans           Balance of Auto Loans
            ----------           ----------           ---------------------
          current (0-29)              1,758                $17,071,857
               30 - 59                  261                  2,532,627
               60 - 89                   87                    945,835
               90 - 120                  40                    425,299
              over 120                  465                  3,811,023
                                -----------                -----------
          Totals:                     2,611                $24,786,641
                                ===========                ===========

          Aggregate Principal Balance of Defaulted
            Auto Loans at December 31, 1996                 (3,422,609)
                                                           -----------
          Aggregate Principal Balance allocable
            to Certificateholders                          $21,364,032
                                                           ===========


     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $  1,113,839.87
                                                                 ---------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was.......  $    157,167.60
                                                                 ---------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]............  $  1,271,007.47
                                                                 ---------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of             Aggregate Principal
               Auto Loans           Balance of Auto Loans
               ----------           ---------------------
                  30                    $298,268.29

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.
               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is .............  $      3.182710
                                                                 ---------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ....  $     28.777341
                                                                 ---------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ....................  $     31.960051
                                                                 ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED January 15, 1997

     Calculation of Required Cash Reserve Amount as of the January 21, 1997 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $20,298,232.04.

     (ii) Required Reserve Percentage equals 10%.

     (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,029,823.20

     For purposes of this Annex C, the following term shall have the following meaning:

     "Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

     (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                   ANNEX C.1

Cumulative:
                                                                      Ratios
                                                                      ------
1.   Delinquency Ratio:

     December Principal Balance 50+ days  =         868,474.41 =       3.50%
     ------------------------------------        -------------
     December Aggregate Principal Balance        24,786,640.47

2.   Three Month Delinquency Ratio

     Sum of Oct. - Dec. Principal
       Balances 60+ days (net)            =       2,254,072.51 =       2.91%
     ------------------------------------        -------------
     Sum of Oct. - Dec. Principal Balances       77,590,314.85

3.   Gross Loss Ratio:

     Twelve times the:
     December Principal Balance of Defaulted
       Auto Loans repossessed             =         298,268.29 =      14.44%
     ------------------------------------        -------------
     December Aggregate Principal Balance        24,786,640.47

4.   Three month Gross Loss Ratio:

     Twelve times the:
     Sum of Oct. - Dec. Principal Balances
       of Defaulted Auto Loans repossess  =       1,259,471.40 =      19.48%
     ------------------------------------        -------------
     Sum of Oct. - Dec. Principal Balances       77,590,314.85

5.   ALPI Claims Payment Test:

     Aggregate Principal Balance of
     ALPI Claims not paid within timefr  =          549,910.91 =      24.58%
     ------------------------------------        -------------
     Principal Balance of Eligible Claims         2,239,325.92

Monthly:

3a.  Gross Loss Ratio

     Twelve times the:
     December Principal Balance of Defaulted
       Auto Loans repossessed             =         314,719.45 =      15.24%
     ------------------------------------        -------------
     December Aggregate Principal Balance        24,786,640.47

4.   Three month Gross Loss Ratio:

     Twelve times the:
     Sum of Oct. - Dec. Principal Balances
       of Defaulted Auto Loans repossess  =       1,179,014.81 =      18.23%
     ------------------------------------        -------------
     Sum of Oct. - Dec. Principal Balances       77,590,314.85